SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Section
     240.14a-12


                            Patrick Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name Of Person(S) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                            PATRICK INDUSTRIES, INC.
                             1800 South 14th Street
                                  P.O. Box 638
                             Elkhart, Indiana 46515
                                  574-294-7511

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 15, 2002

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Patrick Industries, Inc., an Indiana corporation, will be held at the Company's Patrick Metals Division offices, 5020 Lincolnway East, Mishawaka, Indiana, on Wednesday, May 15, 2002 at 10:30 a.m., Mishawaka time, for the following purposes:

     1.  To elect three directors of the Company to serve until 2005.

     2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 15, 2002, as the record date for the determination of the holders of shares of the Company's outstanding Common Stock entitled to notice of and to vote at the Annual Meeting of Shareholders. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, you are urged to sign, date, and return the enclosed proxy in the enclosed envelope.

                                           By Order of the Board of Directors,


                                                    KEITH V. KANKEL
                                                         SECRETARY

April 12, 2002



PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                            PATRICK INDUSTRIES, INC.
                             1800 South 14th Street
                                  P.O. Box 638
                             Elkhart, Indiana 46515
                                  574-294-7511
                              ---------------------

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                             To Be Held May 15, 2002
                         -------------------------------

     This Proxy Statement is being mailed to shareholders of Patrick Industries, Inc. (the "Company") on or about April 12, 2002, and is furnished in connection with the Board of Directors' solicitation of proxies for the Annual Meeting of Shareholders to be held on May 15, 2002 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Additional solicitations, in person or by telephone or telegraph, may be made by certain directors, officers and employees of the Company without additional compensation. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

     The Annual Report to shareholders for the year ended December 31, 2001, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing the Secretary of the Company.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 15, 2002, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 4,529,666 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

     The Directors are elected by a plurality of the votes cast by shares present in person or by proxy at the Annual Meeting and entitled to vote. Withholding authority to vote in the election of Directors will have no effect on that matter. Any other matter which may properly come before the meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Broker non-votes will have no effect on any matter at the Annual Meeting.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholder proposals for inclusion in proxy materials for the next Annual Meeting should be addressed to the Company's Secretary, P.O. Box 638, Elkhart, Indiana 46515, and must be received no later than December 13, 2002. In addition, the Company's By-laws require notice of any other business to be brought before a meeting by a shareholder (but not included in the proxy statement) to be delivered to the Company's Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to such meeting. Likewise, the Articles of Incorporation and By-laws require that shareholder nominations to the Board of Directors be delivered to the Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to a meeting at which directors are to be elected.

                           STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to the Company having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.


                                                                   Number of
                                                                     Shares
                                                                  Beneficially     Percent
           Name and Address of Beneficial Owner                       Owned        of Class
           ------------------------------------                       -----        --------

     Mervin D. Lung . . . . . . . . . . . . . . . . . . . . . . .    995,786        21.98%
       Chairman Emeritus of the Company
       P.O. Box 638
       Elkhart, Indiana  46515
     Dimensional Fund Advisors, Inc. . . . . . . . . . . . . . .     399,842         8.83%
       1299 Ocean Avenue, 11th Floor
       Santa Monica, California  90401
     FMR Corp . . . . . . . . . . . . . . . . . . . . . . . . . .    453,000        10.00%
       82 Devonshire Street
       Boston, Massachusetts  02109
     Heartland Advisors, Inc. . . . . . . . . . . . .. . . . .. .    361,000         7.97%
       789 North Water Street
       Milwaukee, Wisconsin  53202
     Directors and Executive Officers as a group (12 persons) . .  1,240,886        27.40%(1)
---------

(1)  The stock ownership of the executive officers named in the Summary
     Compensation Table is set forth under the heading "Election of Directors", except for R. Lynn Brandon (10,000 shares) and Alan M. Rzepka (250 shares).


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's officers, its directors and 10% shareholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 2001.

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with the members of each class serving staggered three-year terms. Accordingly, at the 2002 Annual Meeting three directors will be elected to hold office until the 2005 Annual Meeting or until their successors are duly elected and qualified.

     It is intended that the proxies will be voted for the nominees listed below, unless otherwise indicated on the proxy form. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     The following information concerning principal occupations and the number of shares of Common Stock of the Company owned beneficially as of March 15, 2002, has been furnished by the nominees and directors continuing in office:


                                                                                        Common      Percent
                                                                             First      Stock          of
                                                                             Year       of the       Common
                                                   Principal Occupation    Elected      Company      Stock
       Name and Age                              and Other Directorships   Director     Owned(1)     Owned
       ------------                              -----------------------   --------     --------     -----
Nominees to Serve Until the 2005 Annual Meeting:
------------------------------------------------
Robert C. Timmins, 80 . . .    Vice President and Director of              1987         45,300       1.00%
                               a Musical Instrument Company and
                               CPA and Partner of McGladrey & Pullen
                               (certified public accountants) until 1985.

Terrence D. Brennan, 63 . .    Retired President and CEO of NBD Bank,      1999          13,000      less
                               Elkhart, IN, from 1973 to 1997.                                       than
                                                                                                     1%

Larry D. Renbarger, 63  . . .  Retired as CEO of Shelter Components        - - - -       10,500      less
                               in 1998.  Currently serving on Boards for                             than
                               Planet Earth, Inc. (retail science and nature                         1%
                               Stores), Therm-O-Lite, Inc. (manufacturer
                               of windows), and The Utility Bodywerks
                               (converter of mid-size trucks).

Directors to Serve Until the 2003 Annual Meeting:
-------------------------------------------------
Thomas G. Baer, 70 . . . . . . Retired Vice President of Operations,       1970          15,008      less
                               from 1975 through 1998.                                               than
                                                                                                     1%

Walter Wells, 63  . . . . . .  Retired President and CEO of Schul          2001           6,000      less
                               Homes Corporation and Director of                                     than
                               Pleasant Street, LLC (home builders)                                  1%

David D. Lung, 54 . . . . . .  President (Chief Executive Officer)         1977          75,556      1.68%
                               since 1989.  Son of Mervin D. Lung.






                                                                                        Common      Percent
                                                                             First      Stock          of
                                                                             Year       of the       Common
                                                   Principal Occupation    Elected      Company      Stock
       Name and Age                              and Other Directorships   Director     Owned(1)     Owned
       ------------                              -----------------------   --------     --------     -----
Directors to Serve Until the 2004 Annual Meeting:
-------------------------------------------------
Keith V. Kankel, 59 . . . .    Vice President of Finance since 1987        1977          16,686      less
                               and Secretary-Treasurer since 1974.                                   than
                                                                                                     1%

Mervin D. Lung, 79 . . . .     Chairman Emeritus, President since          1961         995,786      21.98%
                               incorporation in 1961 until 1989,
                               and father of David D. Lung.

John H. McDermott, 70 . . .    Of counsel to the Chicago, Illinois         1969          35,000      less
                               law firm of McDermott, Will & Emery,                                  than
                               which firm has been retained by the                                   1%
                               Company since 1968 for certain legal
                               matters.

Harold E. Wyland, 65 . . . .   Chairman in 2001.                           1989          17,800      less
                               Retired Vice President of Sales,                                      than
                               from 1990 through 1998.                                               1%

- - - - - - -

(1) Each individual has sole voting and dispositive power over the shares indicated.




                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                           Summary Compensation Table

                                                                        Long-Term Compensation
                                                                        ----------------------
                                                                                  Securities
                                        Annual Compensation                       Underlying           All Other
Name and Principal Position      Year       Salary ($)    Bonus ($)               Options(#)(1)     Compensation ($)(2)
---------------------------      ----       ----------    ---------               -------------     -------------------
Mervin D. Lung                   2001       246,918           - - -                37,500                     420
  Chairman Emeritus              2000       249,326           - - -                   - - -                   700
                                 1999       243,436       146,393                  50,000                     850
David D. Lung                    2001       312,137           - - -                37,500                     420
  President and CEO              2000       244,182           - - -                12,000                     700
                                 1999       238,443       167,664                  50,000                     850
Keith V. Kankel                  2001       192,638           - - -                15,000                     420
  Vice President of Finance      2000       151,890           - - -                 7,500                     700
                                 1999       148,413       146,393                  20,000                     850
Alan M. Rzepka                   2001       177,777           - - -                 7,500                     420
Vice President Sales/Marketing   2000       141,615           - - -                12,000                     700
R. Lynn Brandon                  2001       192,638           - - -                                           231
 Vice President of Operations    2000       147,987           - - -                 7,500                       0
                                 1999        77,885        63,214                     - - -                     0

- - - - - - - - -

(1)  Options granted on July 8, 1999 to officers Mervin D. Lung, David D. Lung,
     Keith V. Kankel, and Alan M. Rzepka, in the amounts of 50,000, 50,000,
     20,000, and 10,000, respectively, were cancelled in 2001. Six months and one day later, options equal to 75% of the options cancelled were granted to these same officers at the market price on that date (see ten-year option re-pricing table on the next page).
(2)  Company contributions to 401(k) Savings Plan.



                              EMPLOYMENT CONTRACTS

     The Company entered into Employment Agreements with David Lung, Alan Rzepka, Keith Kankel, and R. Lynn Brandon pursuant to which they agreed to serve as executive officers of the Company. The initial term of the Employment Agreements were for three (3) years, subject to extension at the discretion of the Board of Directors of the Company. The Agreements with David Lung and Alan Rzepka provide for a minimum annual base salary of $300,000 and $165,000, respectively, and expire on May 15, 2004. The Agreements with Keith Kankel and
R. Lynn Brandon provide for a minimum base salary of $139,724 and expire on May 15, 2003.


                           Ten Year Option Re-pricings

                                                               Securities     Market                                Length of
                                                               Underlying     Price of       Exercise               Original Option
                                                               Number of      Stock at       Price at    New        Term Remaining
                                                               Options        Time of        Time of     Exercise   at Date of
                                                   Date        Repriced (#)   Repricing      Repricing   Price      Repricing
                                                   ----        ------------   ---------      ---------   -----      ---------
David D. Lung . . . . . . . . . . . . . . . .      11/01/01       37,500        $6.30          $14.75    $6.30      6 years
Keith V. Kankel . . . . . . . . . . . . . . .      11/01/01       15,000        $6.30          $14.75    $6.30      6 years
Alan M. Rzepka . . . . . . . . . . . . . . .       11/01/01        7,500        $6.30          $14.75    $6.30      6 years
Mervin D. Lung . . . . . . . . . . . . . . .       11/01/01       37,500        $6.30          $14.75    $6.30      6 years




                        Option Grants in Last Fiscal Year

                                                    % of Total                                    Potential Realizable Value
                                                     Options                                        At Assumed Annual Rates
                                                     Granted                                      of Stock Price Appreciation
                                       Options          to       Exercise      Expiration               For Option Term
                                       Granted      Employees      Price          Date                5%            10%
                                       -------      ---------   -----------  -----------------   -----------------------------------
David D. Lung . . . . . . . . . .        37,500         15.6      $6.30         11/01/2007        214,260          254,615
Keith V. Kankel . . . . . . . . .        15,000          6.3      $6.30         11/01/2007         85,704          101,846
Alan M. Rzepka . . . . . . . . . .        7,500          4.2      $6.30         11/01/2007         42,852           50,923
Mervin D. Lung . . . . . . . . . .       37,500         15.6      $6.30         11/01/2007        214,260          254,615





    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                 Number of           Value of
                                            Securities Underlying  Unexercised
                                                Unexercised        In-the-Money
                                               Options at FY-     Options at FY-
                                                    End (#)           End ($)*
                                                 Exercisable /     Exercisable /
Name                                           Nonexercisable     Nonexercisable
----                                           --------------     --------------
David D. Lung . . . . . . .. . . . . . . .      21,750/27,750    $17,925/23,775
Keith V. Kankel . . . . . .. . . . . . . .       9,375/13,125    $ 7,828/11,484
Alan M. Rzepka  . . . . . .. . . . . . . .       6,750/12,750    $ 5,925/11,775
R. Lynn Brandon . . . . . .. . . . . . . .       1,875/ 5,625    $ 1,828/ 5,484
Mervin D. Lung  . . . . . .. . . . . . . .      18,750/18,750    $15,000/15,000
- - - - - -

* Market value of the underlying stock at exercise date or year-end as the case may be, minus the exercise price of the options.

     Under the Company's 1987 Stock Option Program as Amended, the Company may grant to key employees (including employees who may also be officers and directors, as long as they do not serve on the committee overseeing the administration of the Program) stock options that may either be incentive stock options or non-qualified stock options, related stock appreciation rights and stock awards.

     The executive officers of the Company have deferred compensation agreements which provide that the Company will pay each of these employees or their beneficiaries 60% of their base salary for 120 months upon retirement (if the employee continues in the employ of the Company until the age of 65) or upon the employee's death or total disability, up to a maximum of $102,000 per year for Mervin D. Lung, $82,000 per year for David D. Lung, $72,000 per year for Keith
V. Kankel, and 40% of base salary up to a maximum $72,000 per year for R. Lynn Brandon and Alan M. Rzepka. The cost of these agreements is being funded with insurance contracts purchased by the Company

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has an Audit Committee comprised of Terrence D. Brennan, Walter E. Wells, John H. McDermott and Robert C. Timmins, who are not employees of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the independent accountants to be employed for the purpose of conducting the annual examination of the Company's financial statements, discussing with the independent accountants the scope of their examination, reviewing the Company's financial statements and the independent accountants' report thereon with Company personnel and the independent accountants, and inviting the recommendations of the independent accountants regarding internal controls and other matters. All of the members of the Audit Committee are independent as defined in the Nasdaq listing standards. The Audit Committee met four times in 2001.

     The Board of Directors also has a Stock Option Committee, comprised of John
H. McDermott, Terrence D. Brennan, Walter E. Wells, and Robert C. Timmins. The Stock Option Committee met three times in 2001.

     The Board of Directors also has a Compensation Committee which met four times in 2001 and their actions are described on the following pages of this Proxy Statement.

     The Board of Directors had four regular and three telephonic meetings in 2001 and all directors attended at least six meetings. Non-employee directors are paid $600 for each meeting they attend. Employee directors receive no compensation as such. On a bi-annual basis in May, each non-employee director is automatically granted a restricted stock award for 6,000 shares of the Company's Common Stock which will vest upon such director's continued service as a member of the Board of Directors for two years or earlier upon certain events.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OVERVIEW

     The Committee policy is to design compensation programs for salaries, incentive bonus programs, other benefits, and long-term incentive programs for all key executives, including the officers named in the Summary Compensation Table. The goals and objectives of the Committee are to attract and retain top quality management employees and ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The criteria used to determine the compensation of the Chief Executive Officer will also be used in determining compensation for the other officers. The Committee will also receive the recommendation of the Chief Executive Officer regarding the compensation of the other officers.

     Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the compensation paid to any executive office is significantly below the $1 million threshold, the Compensation Committee has not yet had to address the issues relative thereto.

SALARIES

     The executive salaries are reviewed annually. The Committee sets executive salaries based on competitive market levels, experience, individual and company performance, levels of responsibility, and pay practices of other companies relating to executives of similar responsibility. The Committee considered the compensation levels of executives at comparable companies and fixed the compensation for the CEO and other executive officers at levels approximating the midrange of such companies. The Committee includes in its consideration comparable companies listed in the CRSP Index for lumber and wood products and other in building products industries. See "Performance Graph."

ANNUAL INCENTIVE

     The Company provides an annual bonus plan for executive officers that gives them the opportunity to earn additional compensation based on the performance of the Company. The Chief Executive Officer and the other officers share in this program to achieve certain bonus amounts based on various levels of profitability of the Company. In 2001, there was no bonus due to the Company not having income before taxes.

OPTION RE-PRICINGS

     The Compensation Committee approved and authorized the cancellation and re-grant of the stock options disclosed in the "Ten-Year Option Re-pricing Table." The decision to approve this cancellation and re-grant followed a review of existing option grants and the recognition that granting stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. The offer provided an opportunity for the Company to offer eligible employees a valuable incentive to stay with the Company. By making the offer to exchange outstanding options for new options that had an exercise price at least equal to the market value of the Company's Common Stock on the grant date, the Company intended to provide its eligible employees with the benefit of owning options that over time may have a greater potential to increase in value, create better performance incentives for eligible employees and thereby maximize shareholder value. Option holders who agreed to the cancellation of their options were required to accept a 25% reduction in the number of shares under the option and to wait six months and one day before the grant of new options. This waiting period was necessary in order to avoid variable stock option accounting under generally accepted accounting principles. The new options have an exercise price equal to the fair market value of the Company's Common Stock on the grant date.

     David D. Lung
     Walter E. Wells
     John H. McDermott
     Terrence D. Brennan
     Robert C. Timmins


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     David D. Lung is President and Chief Executive Officer of the Company. David D. Lung did not participate in the final decisions with respect to his compensation. John H. McDermott is of counsel to the Chicago, Illinois law firm of McDermott, Will & Emery which provides various legal services to the Company.

CERTAIN TRANSACTIONS

     The Company leases a distribution warehouse and various facilities for its manufacturing operations from Mervin D. Lung, the Company's Chairman Emeritus, under an agreement which expires September 30, 2005, with an option to renew for three years. The agreement provides for monthly rental of $27,801, and the payment of property taxes and insurance premiums on the property. The Company has agreed to purchase this complex from Mervin Lung in 2002. The Company also leases two buildings from Mr. Lung used for distribution and manufacturing, under an agreement expiring on September 30, 2004, with an option to renew for five years. The agreement provides for monthly rental of $25,029, and the payment of property taxes and insurance premiums on the property. The Company also leases two manufacturing facilities from Mr. Lung under agreements that expire on March 31, 2004 with options to renew for three years. The agreements provide for monthly rentals of $11,149, and the payment of property taxes and insurance premiums on the property. The Company also leases three manufacturing facilities from Mr. Lung under agreements that expire on July 31, 2004, August 31, 2003, and October 31, 2003 with options to renew for three years. The agreements provide for monthly rentals of $25,680, and the payment for property taxes and insurance premiums on the property. The Company also leases an aircraft from Mr. Lung under an agreement that expires on October 31, 2002. The agreement provides for monthly rentals of $18,350, and the payment of insurance premiums and maintenance on the aircraft.

     Mr. Lung owns a building supply firm which does not serve the Manufactured Housing and Recreational Vehicle industries. The Company purchases certain specialty items from and sells products to such firm. During the year ended December 31, 2001, purchases from such firm totaled $21,419 and sales to such firm totaled $51,859.

     The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.


                             AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, principal accounting officer, and management to review accounting, auditing, internal controls, and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2001 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with McGladrey & Pullen, LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgements and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from McGladrey & Pullen, LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between McGladrey & Pullen, LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. McGladrey & Pullen, LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2001 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

     John H. McDermott
     Terrence D. Brennan
     Robert C. Timmins
     Walter E. Wells

                               PERFORMANCE GRAPH*

     Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the indices indicated for the period of five fiscal years commencing December 31, 1996 and ended December 31, 2001. This graph assumes that $100 was invested on December 31, 1996 and that all dividends were reinvested. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                            PATRICK INDUSTRIES, INC.

               Produced on 03/08/2002 including data to 12/31/2001


                                [GRAPH OMITTED]





------------------------------------------------------------------------------------------------------------------------
                              LEGEND


Symbol            CRSP Total Returns Index for:                 12/1996   12/1997   12/1998  12/1999   12/2000  12/2001
------            -----------------------------                 -------   -------   -------  -------   -------  -------
                  PATRICK INDUSTRIES, INC.                       100.0     98.3     103.8     68.3      40.3     50.9
                  Nasdaq Stock Market (US Companies)             100.0    122.5     172.7    320.8     193.0    153.1
                  NASDAQ Stocks (SIC 2400-2499 US Companies)     100.0    112.3     113.2    107.9      74.0    209.3
                  Lumber and wood products, except furniture


 NOTES:
     A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B.   The indexes are reweighted daily,  using the market  capitalization on the previous trading day.
     C.   If the  monthly  interval,  based  on the  fiscal  year-end,  is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 12/31/1996.
-------------------------------------------------------------------------------------------------------------------------






*Prepared by Center for Research in Securities Prices, University of Chicago/Graduate School of Business.

                             ACCOUNTING INFORMATION

     The Board of Directors has reappointed McGladrey & Pullen, LLP as independent auditors to audit the financial statements of the Company for 2002. Representatives of McGladrey & Pullen, LLP are expected to be present at the annual meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by the Company's independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001, and September 30, 2001, were approximately $110,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by the Company's independent auditors for the Company's most recent fiscal year for professional services in this category.

All Other Fees

     The aggregate fees for all other services rendered by its independent auditors or affiliates for the Company's most recent fiscal year were approximately $56,000. These fees include work performed by the independent auditors with respect to employee benefit plan audits, income tax services, and general advisory services.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.



                                             By Order of the Board of Directors



                                                         KEITH V. KANKEL
                                                                Secretary
April 12, 2002

--------------------------------------------------------------------------------
PROXY - PATRICK INDUSTRIES, INC.
--------------------------------------------------------------------------------

1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA 46515
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mervin D. Lung, David D. Lung, and Keith V. Kankel, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in Patrick Industries, Inc. at the annual meeting of shareholders of Patrick Industries, Inc. to be held on Wednesday, May 15, 2002, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no specific direction is made, this proxy will be voted FOR the election of Directors.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

PATRICK INDUSTRIES,  INC.


Use a black pen.  Print in
CAPITAL letters inside the grey
areas as shown in this example.    /A  B  C/  /1  2  3   X /

                                               /  / Mark this box with an X if
                                                    you have made changes to
                                                    your name or address details
                                                    above.
--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------


A.   ELECTION OF DIRECTORS:

     The Board of Directors recommends a vote FOR the listed nominees.

                                        For     Withhold
     01  - Robert C. Timmins

     02  - Terrence D. Brennan

     03  - Larry D. Renbarger

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


B. AUTHORIZED SIGNATURES - SIGN HERE - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. For joint accounts, all tenants should sign. Executors, Administrators, Trustees, etc., should so indicate when signing.


Signature 1                     Signature 2                    Date (dd/mm/yyyy)


                                                                  /     /
----------------------          ----------------------        ------------------